UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2023

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34003	51-0350842
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 West 44th Street, New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 536-2842

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	TTWO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 14, 2023, Take-Two Interactive Software, Inc. (the “Company”) completed its offering and sale of $1.0 billion aggregate principal amount of its senior notes, consisting of $500 million principal amount of its 5.000% Senior Notes due 2026 (the “2026 Notes”) and $500 million principal amount of its 4.950% Senior Notes due 2028 (the “2028 Notes” and, together with the 2026 Notes, the “Notes”).

The Notes were issued under an indenture, dated as of April 14, 2022 (the “Base Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), which is incorporated by reference to Exhibit 4.2 to the Company’s Annual Report on Form 10-K for the year ended March 31, 2022, and (i) a fifth supplemental indenture, with respect to the 2026 Notes and (ii) a sixth supplemental indenture, with respect to the 2028 Notes (collectively, the “Supplemental Indentures” and together with the Base Indenture, the “Indenture”), each dated as of April 14, 2023, between the Company and the Trustee, which are filed as Exhibits 4.1 and 4.2 hereto, respectively.

The Notes are the Company’s senior unsecured obligations and rank equally with all of the Company’s other existing and future unsubordinated obligations. The 2026 Notes mature on March 28, 2026 and bear interest at an annual rate of 5.000%. The 2028 Notes mature on March 28, 2028 and bear interest at an annual rate of 4.950%. The Company will pay interest on the Notes semi-annually on March 28 and September 28 of each year, commencing September 28, 2023.

The Notes are not entitled to any sinking fund payments. The Company may redeem each series of the Notes at any time in whole or from time to time in part at the applicable redemption prices set forth in each Supplemental Indenture.

Upon the occurrence of a Change of Control Repurchase Event (as defined in each of the Supplemental Indentures) with respect to a series of the Notes, each holder of the Notes of such series will have the right to require the Company to purchase that holder’s Notes of such series at a price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest to, but excluding, the date of repurchase, unless the Company has exercised its option to redeem all the Notes.

In the case of an event of default arising from certain events of bankruptcy or insolvency with respect to the Company, all outstanding Notes will become due and payable immediately. If any other event of default specified in the Indenture occurs and is continuing with respect to any series of the Notes, the Trustee or the holders of at least 25% in aggregate principal amount of that series of the outstanding Notes may declare the principal of such series of Notes immediately due and payable.

The Indenture contains certain limitations on the ability of the Company and its subsidiaries to grant liens without equally securing the Notes, or to enter into certain sale and lease-back transactions. These covenants are subject to a number of important exceptions and limitations, as further provided in the Indenture.

The foregoing description of the Notes, the Base Indenture and the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to such documents.

Item 2.03.	Creation of Direct Financial Obligation.

The disclosure set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Forward-Looking Statements

Statements contained herein which are not historical facts are considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” or words of similar meaning and include, but are not limited to, statements regarding the outlook for the Company’s future business and financial performance. Such forward-looking statements are based on the current beliefs of our management as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may vary materially from these forward-looking statements based on a variety of risks and uncertainties including: risks relating to our combination with Zynga; the uncertainty of the impact of the COVID-19 pandemic and measures taken in response thereto; the effect that measures taken to mitigate the COVID-19 pandemic have on our operations, including our ability to timely deliver our titles and other products, and on the operations of our counterparties, including retailers and distributors; the effects of the COVID-19 pandemic on both consumer demand and the discretionary spending patterns of our customers as the situation with the pandemic continues to evolve; the risks of conducting business internationally; the impact of changes in interest rates by the Federal Reserve and other central banks, including on our short-term investment portfolio; the impact of inflation; volatility in foreign currency exchange rates; our dependence on key management and product development personnel; our dependence on our NBA 2K and Grand Theft Auto products and our ability to develop other hit titles; our ability to leverage opportunities on PlayStation®5 and Xbox Series X|S; the timely release and significant market acceptance of our games; the ability to maintain acceptable pricing levels on our games; and risks associated with international operations.

Other important factors and information are contained in the Company’s most recent Annual Report on Form 10-K, including the risks summarized in the section entitled “Risk Factors,” the Company’s most recent Quarterly Report on Form 10-Q, and the Company’s other periodic filings with the SEC, which can be accessed at www.take2games.com. All forward-looking statements are qualified by these cautionary statements and apply only as of the date they are made. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

4.1	Fifth Supplemental Indenture, dated as of April 14, 2023, between the Company and The Bank of New York Mellon, as Trustee.

4.2	Sixth Supplemental Indenture, dated as of April 14, 2023, between the Company and The Bank of New York Mellon, as Trustee.

4.3	Form of Global Note representing 5.000% Senior Notes due 2026 (included as part of Exhibit 4.1).

4.4	Form of Global Note representing 4.950% Senior Notes due 2028 (included as part of Exhibit 4.2).

5.1	Opinion of Willkie Farr & Gallagher LLP.

5.2	Consent of Willkie Farr & Gallagher LLP (included as part of Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

By:	/s/ Matthew Breitman
Name:	Matthew Breitman
Title:	Senior Vice President, General Counsel Americas & Corporate Secretary

Date: April 14, 2023